EXHIBIT 10.2

AMENDMENT NO. 2

TO

AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 2 dated as of July 22, 2004 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 9, 2003,  as amended by Amendment No. 1 dated as of March 19, 2004 (as may be further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among Washington Group International, Inc., a Delaware corporation (the “Borrower”), the Lenders and the Issuers party thereto from time to time and Credit Suisse First Boston, as administrative agent for the Lenders and the issuers thereunder (in such capacity, together with its successors in such capacity, the “Administrative Agent”).  Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement.

A.                                   The Borrower has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement.

B.                                     Pursuant to Section 11.1(a) of the Credit Agreement, the consent of the Requisite Lenders is required to effect the amendments set forth herein; provided that the amendments set forth herein extending the scheduled maturity or reducing the rate of interest on any Loan or Reimbursement Obligation outstanding or any fee payable under the Credit Agreement shall also require the consent of each Lender in respect of which such scheduled maturity is being extended or rate of interest on any Loan or Reimbursement Obligation outstanding to such Lender or fee payable to such Lender (including, in each case, any interest or fee ultimately payable to any Tranche B Investor) is being reduced by the terms of this Amendment (in each case, such Lenders or Tranche B Investors, the “Affected Lenders”).

C.                                     The Borrower, the Administrative Agent, the Requisite Lenders and the Affected Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided.

Accordingly, in consideration of the above premises, the Borrower and the Administrative Agent, at the direction of the Requisite Lenders and the Affected Lenders, agree as follows:

Section 2.                                            Amendments to the Credit Agreement.  As of the Amendment No. 2 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)                                  by inserting the definition of “Amendment No. 2” and “Amendment No. 2 Effective Date” in the appropriate alphabetical order in Section 1.1 (Defined Terms) of the Credit Agreement, each to read in its entirety as follows:

“ “Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of July 22, 2004, among the Borrower, the Lenders the Administrative Agent, the Documentation Agent and the Syndication Agent.

“Amendment No. 2 Effective Date” has the meaning ascribed to such term in Amendment No. 2.”

(b)                                 by deleting the definition of the term “Capital Expenditures” in Section 1.1 (Defined Terms) of the Credit Agreement in its entirety and inserting in lieu thereof the following:

“ “Capital Expenditures” means, with respect to any Person for any period, (a) the aggregate of amounts that would be reflected as additions to property, plant or equipment on a consolidated balance sheet of such Person and its Subsidiaries prepared in conformity with GAAP, excluding interest capitalized during construction less (b) the aggregate of such amounts used to acquire replacement assets useful in the Borrower’s business (x) in connection with a Reinvestment Event as permitted under Section 2.9 (Mandatory Prepayments) or (y) to the extent such amounts arose from a sale or disposition of equipment described in Section 8.4(c) (Sale of Assets) of the Credit Agreement; provided, however, that the Capital Expenditures of the Borrower shall (i) include the Capital Expenditures of Permitted Joint Ventures and non- Wholly-Owned Subsidiaries only to the extent of the aggregate direct and indirect interest therein of the Borrower, any other Loan Party and any Wholly-Owned Subsidiary of any of them and (ii) exclude Capital Expenditures by Permitted Joint Ventures or non-Wholly-Owned Subsidiaries to the extent made from proceeds of Non-Recourse Indebtedness of such Permitted Joint Ventures or non-Wholly-Owned Subsidiaries.”

(c)                                  by deleting the amounts “$25,000,000” and “$75,000,000” from clause (d) of the definition of the term “Permitted Acquisition” in Section 1.1 (Defined Terms) of the Credit Agreement and substituting therefor the amounts “$30,000,000” and “$80,000,000”, respectively.

(d)                                 by inserting the words “except where such joint venture has incurred Non-Recourse Indebtedness the terms of which either (i) require security interests in such Stock, Stock Equivalents or other interests to be granted to secure such Non-Recourse Indebtedness or (ii) prohibit such a security interest to be granted to the Lenders” immediately after the word “Subsidiaries” in the definition of the term “Permitted Joint Ventures” in Section 1.1 (Defined Terms) of the Credit Agreement.

(e)                                  by deleting the definition of the term “Scheduled Termination Date” in Section 1.1 (Defined Terms) of the Credit Agreement in its entirety and inserting in lieu thereof the following:

“ “Scheduled Termination Date” means (i) with respect to the Tranche A Facility, the fourth anniversary of the Effective Date and (ii) with respect to the Tranche B Facility, the fourth anniversary of the Amendment No. 2 Effective Date.”

(f)                                    by deleting clause(a) of Section 2.5 (Reduction and termination of the Commitments) of the Credit Agreement in its entirety and inserting in lieu thereof the following:

“(a)                            The Borrower may, upon at least five Business Days’ prior notice to the Administrative Agent, terminate in whole or reduce in part the unused portions of the respective Commitments of the Lenders; provided, however, that (i) each partial

reduction shall be in an aggregate amount that is an integral multiple of $5,000,000,   (ii) if at the time of such reduction, any Loans are outstanding, each such reduction shall be made pro rata between the Tranche A Facility and the Tranche B Facility, ratably in accordance with each Lender’s Commitment, and (iii) if any such reduction is to be made in a non pro rata manner as between the Tranche A Facility and the Tranche B Facility (a “Non Pro Rata Commitment Reduction”) at a time when Letters of Credit are outstanding, then as a condition to the effectiveness of such Non Pro Rata Commitment Reduction, the Administrative Agent shall have received a certificate executed on behalf of the Company by a Responsible Officer to the effect that, as of the date of such Non Pro Rata Commitment Reduction, the statements set forth in clauses (b)(i) and (b)(ii) of Section 3.2 (conditions Precedent to Each Loan and Letter of Credit) are true and correct.  On and as of the date of any Non Pro Rata Commitment Reduction, the Letter of Credit Undrawn Amounts at such time shall be reallocated to the Lenders in accordance with their new respective Commitments.”

(g)                                 by deleting the reference to “50%” set forth in Section 5.4 (Capital Expenditures) of the Credit Agreement and substituting therefor a reference to “100%”.

(h)                                 by deleting the amount “$35,000,000” set forth in Section 8.3(e) (Investments) of the Credit Agreement and substituting therefore the amount “$50,000,000”.

(i)                                     by deleting Section 8.5(e) (Restricted Payments) of the Credit Agreement in its entirety and substituting in lieu thereof the following:

“(e)                            any redemption, retirement, sinking fund or similar payment,    purchase or other acquisition for value, direct or indirect, of any Stock or Stock Equivalents of the Borrower or any of its Subsidiaries or any dividend, distribution or other payment, whether direct or indirect, on account of any Stock or Stock Equivalents of the Borrower or any of its Subsidiaries, provided, however, that (i) the aggregate amount of all such Restricted Payments shall not exceed (x) $50,000,000 in any Fiscal Year and (y) $100,000,000 from the Effective Date until the payment in full of the Obligations and (ii) no such Restricted Payment may be made unless, at the time thereof and after giving effect thereto and the source of funds therefor, the Borrower and its consolidated Subsidiaries would have at least $150,000,000 of cash and Cash Equivalents;”

(j)                                     by deleting Section 8.9 (Restrictions on Subsidiary Distributions; No New Negative Pledge) of the Credit Agreement in its entirety and substituting in lieu thereof the following:

“Section 8.9 Restrictions on Subsidiary Distributions; No New Negative Pledge

Other than pursuant to the Loan Documents and any agreements governing any Non-Recourse Indebtedness, or any purchase money Indebtedness or Capital Lease Obligations permitted by Section 8.1(b), (d) or (e) (Indebtedness) (in the case of any such purchase money Indebtedness or Capital Lease Obligations, so long as any prohibition or limitation is only effective against the assets financed thereby), the Borrower shall not, and shall not permit any of its subsidiaries to, (a) other than for Permitted Joint Ventures, agree to enter into or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of such Subsidiary to pay dividends or make any other distribution or transfer of funds or assets or make loans or advances to or other Investments in, or pay any Indebtedness owed to, the Borrower or any other Subsidiary of the Borrower or (b) enter into or suffer to exist or become effective any enforceable agreement prohibiting or limiting the ability of the Borrower or any Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired to secure the Obligations, including any agreement requiring any other Indebtedness or Contractual Obligation to be equally and ratably secured with the Obligations.”

(k)                                  by deleting Schedule II to the Credit Agreement in its entirety and substituting in lieu thereof the Amended and Restated Schedule II attached hereto as Exhibit A.

Section 3.                                            Conditions to Effectiveness.  This Amendment shall become effective as of the date (the “Amendment No. 2 Effective Date”) on which the Administrative Agent shall have received each of the following:

(a)                                  counterparts of this Amendment duly executed by the Company, the Administrative Agent, the Requisite Lenders and the Affected Lenders;

(b)                                 all fees and expenses required to be paid or reimbursed by the Company pursuant to the Engagement Letter dated July 15, 2004, between the Company and CSFB; and

(c)                                  such other items from the Loan Parties as the Administrative Agent may reasonably request in writing.

Section 4.                                            Representations and Warranties.  The Borrower hereby represents and warrants to the Lenders, the Issuers, the Tranche B Investors and the Administrative Agent, with respect to all Loan Parties, as follows:

(a)                                  After giving effect to this Amendment, each of the representations and warranties in Article IV (Representations and Warranties) of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement.

(b)                                 The Borrower reaffirms the Liens granted pursuant to the Loan Documents to the Administrative Agent for the benefit of the Lenders and the Issuers, which Liens shall continue in full force and effect during the term of the Credit Agreement and any renewals thereof and shall continue to secure the Obligations.

(c)                                  The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all requisite corporate or other action on the part of the Borrower and will not violate any of the articles of incorporation or by-laws (or other constituent documents) of the Borrower.

(d)                                 This Amendment has been duly executed and delivered by the Borrower, and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with their terms.

(e)                                  After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

Section 5.                                            Reference to and Effect on the Loan Documents

(a)                                  As of the Amendment No. 2 Effective Date, each reference in the Credit Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 Except to the extent amended hereby, the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of the Administrative Agent, the Documentation Agent, the Syndication Agent any Lender or any Issuer under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document.

Section 6.                                            Governing Law.  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 7.                                            Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 8.                                            Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.  Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WASHINGTON GROUP INTERNATIONAL, INC.
as Borrower

By:	/s/ Earl L. Ward
Name: Earl L. Ward
Title: Treasurer & VP Investor Relations

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH
as Administrative Agent, Fronting Lender, Lender and Issuer

By:
Name:
Title:

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WASHINGTON GROUP INTERNATIONAL, INC.

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH,
as Administrative Agent, Fronting Lender, Lender and Issuer

By:	/s/ Jay Chall
Name: Jay Chall
Title: Director

By:	/s/ Vanessa Gomez
Name: Vanessa Gomez
Title: Associate

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	Harch CLO’I. Ltd.

	By:	/s/ Michael E. Lewitt
Name: Michael E. Lewitt
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	Oppenheimer Senior Floating Rate Fund

	By:	/s/ Lisa Chaffee
Name: Lisa Chaffee
Title: Manager

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	STONE TOWER CLO LTD.

	By:	STONE TOWER DEBT ADVISORS LLC
its Collateral Manager

	By:	/s/ William J. Sheoris
Name: William J. Sheoris
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	Foothill Income Trust, L.P. by FIT GP, LLC, its General Partner

	By:	/s/ Dennis R. Ascher
Name: Dennis Ascher
Title: Managing Member

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	STANWICH LOAN FUNDING LLC

	By:	/s/ Meredith J. Koslick
Name: Meredith J. Koslick
Title: Assistant Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	Bushnell CBNA Loan Funding LLC

	By:	/s/ T. Houghton
Name: Tim Houghton
Title: Attorney-in-fact

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	Trumball THC, Ltd.

	By:	/s/ T. Houghton
Name: Tim Houghton
Title: Attorney-in-fact

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	SRF 2000, INC.

	By:	/s/ Meredith J. Koslick
Name: Meredith J. Koslick
Title: Assistant Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	SRF TRADING, INC.

	By:	/s/ Meredith J. Koslick
Name: Meredith J. Koslick
Title: Assistant Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

AURUM CLO 2002-1-LTD.

NAME OF LENDER/ TRANCHE B INVESTOR:	By: Columbia Management Advisors, Inc. (f/k/a Stein Roe & Farnham Incorporated) As Investment Manager

By:	/s/ Thomas R. Bouchard
Name: Thomas R. Bouchard
Title: V.P.

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	FRANKLIN TOTAL RETURN FUND

	By:	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	FRANKLIN TEMPLETON LIM. DURATION INCOME TRUST

	By:	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	FRANKLIN FLOATING RATE DAILY ACCESS FUND

	By:	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	Franklin Floating Rate Master Series

	By:	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	Franklin Floating Rate Trust

	By:	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

Close International Custody Services Limited as Custodian of
NAME OF LENDER/ TRANCHE B INVESTOR:	CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

By:	/s/ Jeffrey Megar
Name: Jeffrey Megar
Title: Director

/s/ Preston I. Carnes, Jr.
Preston I. Carnes, Jr.
Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

Hewitt’s Island CDO, Ltd.
NAME OF LENDER/ TRANCHE B INVESTOR:	By:	CypressTree Investment Management Company, Inc. as Portfolio Manager.

		By:	/s/ Jeffrey Megar
Name: Jeffrey Megar
Title: Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	LaSalle Bank N.A.

	By:	/s/ Steve Trepicciome
Name: Steve Trepicciome
Title: FVP

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

XI. Re Ltd.
NAME OF LENDER/	By: Stanfield Capital Partners LLC
TRANCHE B INVESTOR:	as its Collateral Manager

By:	/s/ Christopher A. Bondy
Name: Christopher A. Bondy
Title: Partner

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

Stanfield CLO Ltd.
NAME OF LENDER/	By: Stanfield Capital Partners LLC
TRANCHE B INVESTOR:	as its Collateral Manager

By:	/s/ Christopher A. Bondy
Name: Christopher A. Bondy
Title: Partner

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

Stanfield/RFM Transatlantic CDO Ltd.
NAME OF LENDER/	By: Stanfield Capital Partners LLC
TRANCHE B INVESTOR:	as its Collateral Manager

By:	/s/ Christopher A. Bondy
Name: Christopher A. Bondy
Title: Partner

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

Windsor Loan Funding, Limited
NAME OF LENDER/	By: Stanfield Capital Partners LLC
TRANCHE B INVESTOR:	as its Investment Manager

By:	/s/ Christopher A. Bondy
Name: Christopher A. Bondy
Title: Partner

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

Hamilton CDO, Ltd.
NAME OF LENDER/	By: Stanfield Capital Partners LLC
TRANCHE B INVESTOR:	As its Collateral Manager

By:	/s/ Christopher A. Bondy
Name: Christopher A. Bondy
Title: Partner

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

COLUMBIA FLOATING RATE LIMITED LIABILITY COMPANY
NAME OF LENDER/	By: Highland Capital Management, L.P.
TRANCHE B INVESTOR:	Its Investment Advisor

By:	/s/ Todd Travers
Name: Todd Travers
Title: Senior Portfolio Manager Highland Capital Management, L.P.

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

Denali Capital LLC, managing member of
NAME OF LENDER/	DC Funding Partners, portfolio manager for
TRANCHE B INVESTOR:	DENALI CAPITAL CLO II, LTD., or an affiliate

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

Denali Capital LLC, managing member of
NAME OF LENDER/	DC Funding Partners, portfolio manager for
TRANCHE B INVESTOR:	DENALI CAPITAL CLO III, LTD., or an affiliate

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

GULF STREAM-COMPASS CLO 2002-1 LTD
NAME OF LENDER/	By: Gulf Stream Asset Management LLC
TRANCHE B INVESTOR:	As Collateral Manager

By:	/s/ Barry Love
Name: Barry Love
Title: Chief Credit Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

GULFSTREAM-COMPASS CLO 2003-1-LTD.
NAME OF LENDER/	By: Gulf Stream Asset Management LLC
TRANCHE B INVESTOR:	As Collateral Manager

By:	/s/ Barry Love
Name: Barry Love
Title: Chief Credit Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	TRS CALLISTO, LLC

	By:	/s/ Deborah O’Keefe
Name: Deborah O’Keefe
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/
TRANCHE B INVESTOR:	Nationwide Mutual Insurance Company

	By:	/s/ Thomas S. Leggett
Name: Thomas S. Leggett
Title: Associate Vice President Public Bonds

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/
TRANCHE B INVESTOR:	Nationwide Life Insurance Company

	By:	/s/ Thomas S. Leggett
Name: Thomas S. Leggett
Title: Associate Vice President Public Bonds

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/	Nationwide Life Insurance Company
TRANCHE B INVESTOR:	Separate Account–B Retirement

By:	/s/ Thomas S. Leggett
Name: Thomas S. Leggett
Title: Associate Vice President Public Bonds

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/
TRANCHE B INVESTOR:	Harch CLO’I, Ltd.

	By:	/s/ Michael E. Lewitt
Name: Michael E. Lewitt
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

By: Callidus Debt Partners CLO Fund II; Ltd.
NAME OF LENDER/	By: Its Collateral Manager,
TRANCHE B INVESTOR:	Callidus Capital Management, LLC

By:	/s/ Mavis Taintor
Name: Mavis Taintor
Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/
TRANCHE B INVESTOR:	GSC Partners CDO Fund IV, Limited
By: GSCP (NJ), L.P., as Collateral Manager

	By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/
TRANCHE B INVESTOR:	GSC Partners Gemini Fund Limited
By: GSCP (NJ), L.P., as Collateral Monitor
By: GSCP (NJ), INC., its General Manager

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

TRYON CLO LTD. 2000-I
NAME OF LENDER/	By: Babson Capital Management LLC
TRANCHE B INVESTOR:	as Collateral Manager

By:	/s/ Glenn P. Duffy
Name: Glen P. Duffy, CFA
Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

APEX (IDM) CDO I, LTD.
NAME OF LENDER/	ELC (CAYMAN) LTD. CDO SERIES 1999-I
TRANCHE B INVESTOR:	By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Glenn P. Duffy
Name: Glenn P. Duffy, CFA
Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

BABSON CLO LTD. 2003-I
NAME OF LENDER/	By: Babson Capital Management LLC as
TRANCHE B INVESTOR:	Collateral Manager

By:	/s/ Glenn P. Duffy
Name: Glenn P. Duffy CFA
Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/
TRANCHE B INVESTOR:	Landmark CDO Limited

	By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/
TRANCHE B INVESTOR:	Landmark II CDO Limited

	By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/
TRANCHE B INVESTOR:	Landmark III CDO Limited

	By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/
TRANCHE B INVESTOR:	First Dominion Funding II

	By:	/s/ David H. Lerner
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/
TRANCHE B INVESTOR:	First Dominion Funding III

	By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

Monument Park CDO Ltd.
NAME OF LENDER/	By: Blackstone Debt Advisors L.P.
TRANCHE B INVESTOR:	As Collateral Manager

By:	/s/ D. T. Criares
Name: Dean T. Criares
Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

Hanover Square CLO Ltd.
NAME OF LENDER/	By: Blackstone Debt Advisors L.P.
TRANCHE B INVESTOR:	As Collateral Manager

By:	/s/ D. T. Criares
Name: Dean T. Criares
Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

Union Square CDO Ltd.
NAME OF LENDER/	By: Blackstone Debt Advisors L.P.
TRANCHE B INVESTOR:	As Collateral Manager

By:	/s/ D. T. Criares
Name: Dean T. Criares
Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/
TRANCHE B INVESTOR:	Bank of Montreal

	By:	/s/ S. Vaher
Name: S. Vaher
Title: MD

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	Bear Stearns Investment Products Inc.

	By:	/s/ R. Bram Smith
		Name:	Richard Bram Smith
		Title:	Vice President

CSAM Funding I
as a Lender

By:	/s/ Andrew Marshak
Name: Andrew Marshak
Title: Authorized Signatory

CSAM Funding II
as a Lender

By:	/s/ Andrew Marshak
Name: Andrew Marshak
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	CSAM Funding III

	By:	/s/ David H. Lerner
		Name:	David H. Lerner
		Title:	Authorized Signatory

CSAM Funding IV
as a Lender

By:	/s/ Andrew Marshak
Name: Andrew Marshak
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	Forest Multi-Strategy Master Fund SPC,
on behalf of its multi-strategy segregated portfolio

	By:	/s/ David Teolis
		Name:	David Teolis
		Title:	Portfolio Manager

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

APEX (IDM) CDO I. LTD.
NAME OF LENDER/	LLC (CAYMAN) LTD. CDO SERIES 1999-I
TRANCHE B INVESTOR:	By: Babson Capital Management LLC as Collateral Manager

	By:	/s/ Glenn P. Duffy
Name: Glenn P. Duffy, CFA
Title: Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	STONE TOWER CLO II LTD.

	By:	STONE TOWER DEBT ADVISORS LLC
its Collateral Manager

	By:	/s/ William J. Sheoris
Name: William J. Sheoris
Title: Authorized Signatory

Atrium II
as a Lender

By:	/s/ Andrew Marshak
Name: Andrew Marshak
Title: Authorized Signatory

Atrium CDO
as a Lender

By:	/s/ Andrew Marshak
Name: Andrew Marshak
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 DATED
AS OF JULY 22, 2004, TO THE
WASHINGTON GROUP, INC.
CREDIT AGREEMENT DATED
AS OF OCTOBER 9, 2003,
AS AMENDED

NAME OF LENDER/ TRANCHE B INVESTOR:	CREDIT SUISSE FIRST BOSTON INTERNATIONAL

	By:	/s/ S. Martin [illegible]
Name:
Title: